Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Sep. 29, 2012
Basis of Presentation and Summary of Significant Accounting Policies
1.	Basis of Presentation and Summary of Significant Accounting Policies

Background

Berry Plastics Group, Inc. (“Berry” or the “Company”) is a leading provider of value-added plastic consumer packaging and engineered materials with a track record of delivering high-quality customized solutions to our customers. Representative examples of our products include thermoform drink cups, thin-wall containers, blow-molded bottles, specialty closures, prescription vials, specialty plastic films, adhesives and corrosion protection materials. We sell our solutions predominantly into consumer-oriented end-markets, such as food and beverage, healthcare and personal care.

Initial Public Offering and Stock Split

In October 2012, we filed an initial public offering and sold 29,411,764 shares of common stock at $16.00 per share. Proceeds, net of underwriting fees, of $444 and cash from operations were used to repurchase $455 of 11% Senior Subordinated Notes due September 2016. In conjunction with the initial public offering the Company executed a 12.25 for one stock split of the Company’s common stock. The effect of the stock split on outstanding shares and earnings per share has been retroactively applied to all periods presented.

Basis of Presentation

Berry is majority owned by affiliates of Apollo Management, L.P. (“Apollo”) and Graham Partners (“Graham”). Periods presented in these financial statements include fiscal periods ending September 29, 2012 (“fiscal 2012”), October 1, 2011 (“fiscal 2011”), and October 2, 2010 (“fiscal 2010”). Berry, through its wholly-owned subsidiaries operates in four primary segments: Rigid Open Top, Rigid Closed Top, Engineered Materials, and Flexible Packaging. The Company’s customers are located principally throughout the United States, without significant concentration in any one region or with any one customer. The Company performs periodic credit evaluations of its customers’ financial condition and generally does not require collateral. The Company’s fiscal year is based on fifty-two or fifty-three week periods. Fiscal 2010 represents a fifty-three week period. The Company has evaluated subsequent events through the date the financial statements were issued.

Consolidation

The consolidated financial statements include the accounts of Berry and its subsidiaries, all of which includes our wholly owned and majority owned subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation. Where our ownership of consolidated subsidiaries is less than 100% the non-controlling interests are reflected in stockholders’ equity.

Revenue Recognition

Revenue from the sales of products is recognized at the time title and risks and rewards of ownership pass to the customer (either when the products reach the free-on-board shipping point or destination depending on the contractual terms), there is persuasive evidence of an arrangement, the sales price is fixed and determinable and collection is reasonably assured. Provisions for certain rebates, sales incentives, trade promotions, coupons, product returns and discounts to customers are accounted for as reductions in gross sales to arrive at net sales. In accordance with the Revenue Recognition standards of the Accounting Standards Codification (“Codification” or “ASC”), the Company provides for these items as reductions of revenue at the later of the date of the sale or the date the incentive is offered. These provisions are based on estimates derived from current program requirements and historical experience.

Shipping, handling, purchasing, receiving, inspecting, warehousing, and other costs of distribution are presented in cost of goods sold in the statements of operations. The Company classifies amounts charged to its customers for shipping and handling in Net sales in the Consolidated Statement of Operations.

Vendor Rebates, Purchases of Raw Materials and Concentration of Risk

The Company receives consideration in the form of rebates from certain vendors. The Company accrues these as a reduction of inventory cost as earned under existing programs, and reflects as a reduction of cost of goods sold at the time that the related underlying inventory is sold to customers.

The largest supplier of the Company’s total resin material requirements represented approximately 20% of purchases in fiscal 2012. The Company uses a variety of suppliers to meet its resin requirements.

Research and Development

Research and development costs are expensed when incurred. The Company incurred research and development expenditures of $25, $20, and $21 in fiscal 2012, 2011, and 2010, respectively.

Stock-Based Compensation

The compensation guidance of the FASB requires that the compensation cost relating to share-based payment transactions be recognized in financial statements based on alternative fair value models. The share-based compensation cost is measured based on the fair value of the equity or liability instruments issued. As of fiscal 2012, the Company has one share-based compensation plan, the 2006 Equity Incentive Plan, which is more fully described in Note 12. The Company recorded total stock compensation expense of $2, $2, and $1 for fiscal 2012, 2011 and 2010, respectively.

The Company utilizes the Black-Scholes option valuation model for estimating the fair value of the stock options. The model allows for the use of a range of assumptions. Expected volatilities utilized in the Black-Scholes model are based on implied volatilities from traded stocks of peer companies. Similarly, the dividend yield is based on historical experience and the estimate of future dividend yields. The risk-free interest rate is derived from the U.S. Treasury yield curve in effect at the time of grant. The expected lives of the grants are derived from historical experience and expected behavior. The fair value for options granted has been estimated at the date of grant using a Black-Scholes model, with the following weighted average assumptions:

	Fiscal year
	2012	2011	2010
Risk-free interest rate	0.6-0.9%	1.3%	2.6%
Dividend yield	0.0%	0.0%	0.0%
Volatility factor	.38	.32-.34	.33
Expected option life	5 years	5 years	5 years

In connection with the initial public offering, the Company adopted the Berry Plastics Group, Inc. 2012 Long-Term Incentive Plan, (the “2012 Plan”). The purposes of the 2012 Plan are to further the growth of the Company and to reward and incentivize the outstanding performance of our key employees, directors, consultants and other service providers by aligning their interests with those of stockholders through equity-based compensation and enhanced opportunities for ownership of shares of our common stock. The 2012 Plan will be administered by our board of directors and/or the compensation committee thereof, or such other committee of the board of directors as the board of directors may from time to time designate (the committee administering the 2012 Plan is referred to in this description as the “committee”). Among other things, the committee will have the authority to select individuals to whom awards may be granted, to determine the type of awards, to determine the terms and conditions of any such awards, to interpret the terms and provisions of the 2012 Plan and awards granted thereunder and to otherwise administer the plan. Persons who serve or agree to serve as employees of, directors of, consultants to or other service providers of Berry Plastics Group, Inc. on the date of the grant will be eligible to be granted awards under the 2012 Plan. The 2012 Plan authorizes the issuance of up to 9,297,750 shares of common stock pursuant to the grant or exercise of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards. The maximum number of shares of common stock pursuant to incentive stock options will be 929,775 shares of common stock.

Foreign Currency

For the non-U.S. subsidiaries that account in a functional currency other than U.S. Dollars, assets and liabilities are translated into U.S. Dollars using period-end exchange rates. Sales and expenses are translated at the average exchange rates in effect during the period. Foreign currency translation gains and losses are included as a component of Accumulated other comprehensive income (loss) within stockholders’ equity. Gains and losses resulting from foreign currency transactions, the amounts of which are not material in any period presented are included in the Consolidated Statements of Operations.

Cash and Cash Equivalents

All highly liquid investments purchased with a maturity of three months or less from the time of purchase are considered to be cash equivalents.

Allowance for Doubtful Accounts

The Company’s accounts receivable and related allowance for doubtful accounts are analyzed in detail on a quarterly basis and all significant customers with delinquent balances are reviewed to determine future collectibility. The determinations are based on legal issues (such as bankruptcy status), past history, current financial and credit agency reports, and the experience of the credit representatives. Reserves are established in the quarter in which the Company makes the determination that the account is deemed uncollectible. The Company maintains additional reserves based on its historical bad debt experience. The following table summarizes the activity for fiscal 2012, 2011 and 2010 for the allowance for doubtful accounts:

	2012	2011	2010
Allowance for doubtful accounts, beginning	$4	$4	$3
Bad debt expense	1	1	2
Write-offs against allowance	(2)	(1)	(1)

Allowance for doubtful accounts, ending	$3	$4	$4

Inventories

Inventories are stated at the lower of cost or market and are valued using the first-in, first-out method. Management periodically reviews inventory balances, using recent and future expected sales to identify slow-moving and/or obsolete items. The cost of spare parts inventory is charged to manufacturing overhead expense when incurred. We evaluate our reserve for inventory obsolescence on a quarterly basis and review inventory on-hand to determine future salability. We base our determinations on the age of the inventory and the experience of our personnel. We reserve inventory that we deem to be not salable in the quarter in which we make the determination. We believe, based on past history and our policies and procedures, that our net inventory is salable. Inventory as of fiscal 2012 and 2011 was:

	2012	2011
Inventories:
Finished goods	$306	$338
Raw materials	229	240

	$535	$578

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is computed primarily by the straight-line method over the estimated useful lives of the assets ranging from 15 to 25 years for buildings and improvements and two to 10 years for machinery, equipment, and tooling. Leasehold improvements are depreciated over the shorter of the useful life of the improvement or the lease term. Repairs and maintenance costs are charged to expense as incurred. The Company capitalized interest of $5, $3, and $2 in fiscal 2012, 2011, and 2010, respectively. Property, plant and equipment as of fiscal 2012 and 2011 was:

	2012	2011
Property, plant and equipment:
Land, buildings and improvements	$281	$268
Equipment and construction in progress	2,019	1,836

	2,300	2,104
Less accumulated depreciation	1,084	854

	$1,216,535	$1,250

Long-lived Assets

Long-lived assets, including property, plant and equipment and definite lived intangible assets are reviewed for impairment at the product line level in accordance with the Property, Plant and Equipment standard of the ASC whenever facts and circumstances indicate that the carrying amount may not be recoverable. Specifically, this process involves comparing an asset’s carrying value to the estimated undiscounted future cash flows the asset is expected to generate over its remaining life. If this process were to result in the conclusion that the carrying value of a long-lived asset would not be recoverable, a write-down of the asset to fair value would be recorded through a charge to operations. Fair value is determined based upon discounted cash flows or appraisals as appropriate. Long-lived assets that are held for sale are reported at the lower of the assets’ carrying amount or fair value less costs related to the assets’ disposition. In connection with our facility rationalizations, we recorded impairment charges totaling $20, $35, and $19 to write-down long-lived assets to their net realizable valuables during fiscal years 2012, 2011, and 2010 respectively.

Goodwill

The Company follows the principles provided by the Goodwill and Other Intangibles standard of the ASC. Goodwill is not amortized but rather tested annually for impairment. The Company performs their annual impairment test on the first day of the fourth quarter in each respective fiscal year. For purposes of conducting our annual goodwill impairment test, the Company determined that we have five reporting units, Open Top, Rigid Closed Top, Engineered Films, Flexible Packaging and Tapes. Tapes and Engineered Films comprise the Engineered Materials operating segment. We determined that each of the components within our respective reporting units have similar economic characteristics and therefore should be aggregated. We reached this conclusion because within each of our reporting units, we have similar products and production processes which allow us to share assets and resources across the product lines. We regularly re-align our production equipment and manufacturing facilities in order to take advantage of cost savings opportunities, obtain synergies and create manufacturing efficiencies. In addition, we utilize our research and development centers, design center, tool shops, and graphics center which all provide benefits to each of the reporting units and work on new products that can not only benefit one product line, but can benefit multiple product lines. We also believe that the goodwill is recoverable from the overall operations of the unit given the similarity in production processes, synergies from leveraging the combined resources, common raw materials, common research and development, similar margins and similar distribution methodologies. In fiscal 2012 the Company completed its annual test and determined no impairment existed. In fiscal 2011 the Company completed the annual impairment and determined the carrying value of the Specialty Films division, which is now included in Engineered Materials and Flexible Packaging, exceeded its fair value. The Company performed the second step of its evaluation to calculate the impairment and as a result recorded a goodwill impairment charge of $165 in Restructuring and impairment charges on the Consolidated Statement of Operations in fiscal 2011. In fiscal 2011, we experienced a base volume decline of 11% in out Engineered Materials and Flexible Packaging segments. This base volume decline of 11% occurred because of a pricing strategy that we implemented in our second fiscal quarter and continued throughout the remainder of 2011.

The changes in the carrying amount of goodwill by reportable segment are as follows:

	Rigid Open Top	Rigid Closed Top	Engineered Materials	Flexible Packaging	Total
Balance as of fiscal 2010	$682	$771	$134	$113	$1,700
Adjustment for income taxes	—	6	4	—	10
Foreign currency translation adjustment	—	(1)	—	—	(1)
Impairment of goodwill	—	—	(88)	(77)	(165)
Goodwill from acquisitions	(1)	43	5	4	51

Balance as of fiscal 2011	$681	$819	$55	$40	$1,595

Adjustment for income taxes	—	—	—	—	—
Foreign currency translation adjustment	—	2	—	—	2
Goodwill from acquisitions	—	11	18	—	29

Balance as of fiscal 2012	$681	$832	$73	$40	$1,626

Deferred Financing Fees

Deferred financing fees are being amortized to interest expense using the effective interest method over the lives of the respective debt agreements.

Intangible Assets

Customer relationships are being amortized using an accelerated amortization method which corresponds with the customer attrition rates used in the initial valuation of the intangibles over the estimated life of the relationships which range from 11 to 20 years. Technology intangibles are being amortized using the straight-line method over the estimated life of the technology which is 11 years. License intangibles are being amortized using the straight-line method over the life of the license which is 10 years. Patent intangibles are being amortized using the straight-line method over the shorter of the estimated life of the technology or the patent expiration date ranging from 10 to 20 years, with a weighted-average life of 15 years. The Company evaluates the remaining useful life of intangible assets on a periodic basis to determine whether events and circumstances warrant a revision to the remaining useful life. Trademarks that are expected to remain in use, which are indefinite lived intangible assets, are required to be reviewed for impairment annually. We completed the annual impairment test of our indefinite lived tradenames and noted no impairment. As discussed in Note 10, the Company recorded a $17 impairment charge related to the exit of its building products operations.

	Customer Relationships	Trademarks	Other Intangibles	Accumulated Amortization	Total
Balance as of fiscal 2010	$1,145	$277	$76	$(396)	$1,102
Adjustment for income taxes	—	—	(4)	—	(4)
Amortization expense	—	—	—	(106)	(106)
Acquisition intangibles	33	9	10	—	52

Balance as of fiscal 2011	$1,178	$286	$82	$(502)	$1,044

Adjustment for income taxes	—	—	(4)	—	(4)
Write—off of fully amortized intangibles	—	—	(7)	7	—
Amortization expense	—	—	—	(109)	(109)
Impairment of intangibles	(37)	—	—	20	(17)
Acquisition intangibles	12	3	28	—	43

Balance as of fiscal 2012	$1,153	$289	$99	$(584)	$957

Insurable Liabilities

The Company records liabilities for the self-insured portion of workers’ compensation, health, product, general and auto liabilities. The determination of these liabilities and related expenses is dependent on claims experience. For most of these liabilities, claims incurred but not yet reported are estimated by utilizing actuarial valuations based upon historical claims experience.

Income Taxes

The Company accounts for income taxes under the asset and liability approach, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequence of events that have been recognized in the Company’s financial statements or income tax returns. Income taxes are recognized during the period in which the underlying transactions are recorded. Deferred taxes, with the exception of non-deductible goodwill, are provided for temporary differences between amounts of assets and liabilities as recorded for financial reporting purposes and such amounts as measured by tax laws. If the Company determines that a deferred tax asset arising from temporary differences is not likely to be utilized, the Company will establish a valuation allowance against that asset to record it at its expected realizable value. The Company recognizes uncertain tax positions when it is more likely than not that the tax position will be sustained upon examination by relevant taxing authorities, based on the technical merits of the position. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company’s effective tax rate is dependent on many factors including: the impact of enacted tax laws in jurisdictions in which the Company operates; the amount of earnings by jurisdiction, due to varying tax rates in each country; and the Company’s ability to utilize foreign tax credits related to foreign taxes paid on foreign earnings that will be remitted to the United States.

Comprehensive Loss

Comprehensive loss is comprised of net loss and other comprehensive losses. Other comprehensive losses include net unrealized gains or losses resulting from currency translations of foreign subsidiaries, changes in the value of our derivative instruments and adjustments to the pension liability.

The accumulated balances related to each component of other comprehensive income (loss) were as follows (amounts below are net of taxes):

	Currency Translation	Defined Benefit Pension and Retiree Health Benefit Plans	Interest Rate Hedges	Accumulated Other Comprehensive Loss
Balance as of fiscal 2010	$(11)	$(12)	$—	$(23)
Other comprehensive loss	(10)	(14)	(8)	(32)
Tax expense (benefit)	—	5	2	7

Balance as of fiscal 2011	$(21)	$(21)	$(6)	$(48)

Other comprehensive income (loss)	6	(14)	4	(4)
Tax expense (benefit)	—	6	(1)	5

Balance as of fiscal 2012	$(15)	$(29)	$(3)	$(47)

Accrued Rebates

The Company offers various rebates to customers based on purchases. These rebate programs are individually negotiated with customers and contain a variety of different terms and conditions. Certain rebates are calculated as flat percentages of purchases, while others included tiered volume incentives. These rebates may be payable monthly, quarterly, or annually. The calculation of the accrued rebate balance involves significant management estimates, especially where the terms of the rebate involve tiered volume levels that require estimates of expected annual sales. These provisions are based on estimates derived from current program requirements and historical experience. The accrual for customer rebates was $68 and $60 at the end of fiscal 2012 and 2011, respectively and is included in Accrued expenses and other current liabilities.

Pension

Pension benefit costs include assumptions for the discount rate, retirement age, and expected return on plan assets. Retiree medical plan costs include assumptions for the discount rate, retirement age, and health-care-cost trend rates. Periodically, the Company evaluates the discount rate and the expected return on plan assets in its defined benefit pension and retiree health benefit plans. In evaluating these assumptions, the Company considers many factors, including an evaluation of the discount rates, expected return on plan assets and the health-care-cost trend rates of other companies; historical assumptions compared with actual results; an analysis of current market conditions and asset allocations; and the views of advisers.

Net Income (Loss) Per Share

The Company calculates basis net income (loss) per share based on the weighted-average number of outstanding common shares. The Company calculates diluted net income (loss) per share based on the weighted-average number of outstanding common shares plus the effect of dilutive securities.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make extensive use of estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of sales and expenses. Actual results could differ materially from these estimates. Changes in estimates are recorded in results of operations in the period that the event or circumstances giving rise to such changes occur.

Recently Issued Accounting Pronouncements

In June 2011, the FASB issued Accounting Standards Update No. 2011-05: Comprehensive Income (“ASU 2011-05”). ASU 2011-05 amends current presentation guidance by eliminating the option for an entity to present the components of comprehensive income as part of the statement of changes in stockholder’s equity and requires presentation of comprehensive income in a single continuous financial statement or in two separate but consecutive financial statements. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company adopted this standard on January 1, 2012 and has included the comprehensive income in a single continuous financial statement within its consolidated financial statements.

In September 2011, the FASB issued Accounting Standards Update No. 2011-08: Testing for Goodwill Impairment (“ASU 2011-08”). ASU 2011-08 amends current goodwill impairment testing guidance by providing entities with an option to perform a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of ASU 2011-08 is not expected to have a material impact on the Company’s consolidated financial statements.

In December 2011, the FASB issued Accounting Standards Update No. 2011-12: Comprehensive Income (Topic 220), Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”). This ASU 2011-12 defers the ASU 2011-05 requirement that companies present reclassification adjustments for each component of accumulated other comprehensive income (AOCI) in both net income and other comprehensive income (OCI) on the face of the financial statements. Companies are still required to present reclassifications out of AOCI on the face of the financial statements or disclose those amounts in the notes to the financial statements. The ASU also defers the requirement to report reclassification adjustments in interim periods. The Company adopted this standard on January 1, 2012 and has included the comprehensive income in a single continuous financial statement within its consolidated financial statements.

In July 2012, the FASB issued Accounting Standards Update No. 2012-02: Intangibles—Goodwill and Other (Topic 350), Testing Indefinite-Lived Intangible Assets for Impairment (“ASU 2012-02”). This ASU 2012-02 adds on optional qualitative assessment for determining whether an indefinite-lived intangible asset is impaired, similar to the goodwill guidance issued in ASU 2011-08. Companies have the option to first perform a qualitative assessment to determine whether it is more likely than not (a likelihood of more than 50%) that an indefinite-lived intangible asset is impaired. If a company determines that it is more likely than not that the fair value of such an asset exceeds its carrying value amount, it would not need to calculate the fair value of the asset in that year. However, if a company concludes otherwise, it must calculate the fair value of the asset, compare that value with its carrying amount and record an impairment charge, if any. ASU 2012-02 becomes effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The adoption of ASU 2012-02 is not expected to have a material impact on the Company’s consolidated financial statements.